Exhibit 10.8

TECHTARGET.COM, INC.

1999 Stock Option Plan

        This Plan (this "Plan") of TechTarget.com, Inc. (the "Company") provides that options for up to 12,850,000 shares (the "Shares") of the Company's Common Stock, $.001 par value per share (the "Stock"), may be granted to employees of the Company and its subsidiaries, as defined below, and to others who are in a position to make significant contributions to the success of the Company and its subsidiaries. Options granted pursuant to this Plan may be either incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not Incentive Options ("Nonqualified Options"), or both.

        1.    PURPOSE.    The purpose of this Plan is to attract and retain employees and others who are in a position to contribute significantly to the success of the Company and its subsidiaries, to reward such contributions, and to encourage optionholders to advance the long term interests of the Company and its subsidiaries through ownership of the Company's Stock.

        2.    ADMINISTRATION.

          (a)    Board of Directors.    The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board, subject to the express provisions of this Plan, shall determine those persons to be granted options, the times when options shall be granted, the number of Shares subject to each option, and the terms and conditions of each option, including whether each option is an Incentive Option or a Nonqualified Option. The Board shall establish the form of instruments granting options and any other instruments under this Plan, and the rules and regulations for the administration of this Plan, and may amend and rescind such instruments, rules and regulations. The Board shall interpret this Plan and decide any questions and settle all controversies and disputes that may arise in connection with this Plan, and such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 16, the Board may, both generally and in particular instances, waive compliance by an optionholder with any obligation to be performed under an option and waive any condition or provision of an option, except that in the case of an Incentive Option the Board may not (other than in accordance with Section 5) grant any such waiver if such waiver would cause the Incentive Option to no longer qualify as an Incentive Option under Section 422 of the Code.

          (b)    Committee.    The Board may, in its discretion, delegate its powers with respect to this Plan to a committee of the Board (the "Committee"), in which event all references to the Board hereunder shall be deemed to refer to the Committee. The Committee shall be appointed by the Board and shall be composed solely of two or more directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under this Plan may be made without notice or meeting of the Committee by a writing signed by all of the members of the Committee.

          (c)    Public Company Committee.    From and after the date of the first registration of an equity security of the Company under Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), if the Board shall elect to delegate its powers with respect to this Plan to a Committee pursuant to the provisions of Subsection (b) above, the Committee shall be composed solely of two or more directors, each of whom shall be a "Non-Employee Director", as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code.

        3.    EFFECTIVE DATE AND TERM.    This Plan shall become effective upon adoption by the Board or approval by the stockholders by at least a majority vote at a duly held meeting (or by written consent as provided by applicable law), whichever is earlier, but shall not become effective unless stockholder approval is obtained within twelve (12) months before or after the adoption of this Plan by the Board. The Board may grant options under this Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval. This Plan shall terminate ten years after its effective date.

        4.    SHARES SUBJECT TO THE PLAN.    The Shares shall be reserved for issuance upon the exercise of options granted under this Plan. Shares subject to an option which expires or is terminated may again be subjected to an option under this Plan. Shares delivered under this Plan may be authorized but unissued Stock or treasury Stock. No fractional Shares shall be issued under this Plan.

        5.    CHANGES IN CAPITAL STOCK.    In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under this Plan, the maximum number of shares or securities that may be delivered under this Plan, the exercise price, and other relevant provisions shall be adjusted appropriately in a manner determined by the Board to be equitable, whose determination shall be binding. The Board may also adjust the number of Shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of this Plan, provided that no such adjustment shall be made in the case of an Incentive Option if it would constitute a modification, extension or renewal of the option within the meaning of Section 424(h) of the Code, unless the optionholder consents.

        6.    ELIGIBILITY.    All employees of the Company and its subsidiaries, as well as those other persons or entities who, in the opinion of the Board, are in a position to contribute significantly to the success of the Company or its subsidiaries, including, without limitation, nonemployee Directors, consultants, advisers, independent contractors, and other service providers, shall be eligible to receive options under this Plan. A "subsidiary" for purposes of this Plan shall be a subsidiary corporation as defined in Section 424(f) of the Code. Incentive Options shall be granted only to "employees" as defined in the applicable provisions of the Code and regulations thereunder. Receipt of options under this Plan or of awards under any other employee benefit plan of the Company or any of its subsidiaries shall not preclude an employee from receiving options or additional options under this Plan. In granting options the Board may include or exclude previous participants in this Plan as the Board may determine.

        7.    TERMS AND CONDITIONS OF OPTIONS.

          (a)    Number of Options.    The aggregate fair market value (determined as of the time of grant) of the Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under this Plan and all other stock option plans of the Company or its subsidiaries or any parent corporation) shall not exceed $100,000.

          (b)    Exercise Price.    The exercise price of each option shall be determined by the Board but, in the case of an Incentive Option, shall not be less than 100% (110% in the case of an Incentive Option granted to a ten-percent stockholder) of the fair market value of the stock subject to the option on the date of grant; nor shall the exercise price of any option be less, in the case of an original issue of authorized stock, than par value. For this purpose, (i) "fair market value" shall be determined by the Board in good faith on a basis consistent with the provisions of Section 422 of the Code and the regulations promulgated thereunder, and (ii) "ten percent stockholder" shall mean any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

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          (c)    Duration, Vesting and Conditions of Exercise.    Each option shall be exercisable during such period or periods as the Board may determine, but in no case after the expiration of ten years (five years in the case of an Incentive Option granted to a "ten percent stockholder" as defined in (b) above) from the date of grant. In the discretion of the Board, options may be exercisable (i) in full upon grant or (ii) over or after a period of time conditioned on satisfaction of certain Company, division, group, office, individual or other performance criteria, including the continued performance of services to the Company or its subsidiaries. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

        8.    EXERCISE OF OPTIONS.    Any exercise of an option shall be in writing pursuant to a written instrument in the form prescribed by the Board, signed by the proper person and delivered to the Company, accompanied by (a) such documents as may be required by this Plan, by such written instrument, or by the Board, and (b) payment as required by such written instrument for the number of Shares for which the option is exercised. In addition, each exercise of an option shall be subject to such additional conditions as may be required by the Board, including without limitation those described in Section 9 of this Plan. No exercise of an option shall be effective, and the Company shall not be obligated to deliver any Shares, until all requirements and conditions for exercise have been met to the satisfaction of the Board.

        9.    CONDITIONS TO EXERCISE OF OPTIONS.    Except as waived by the Board in a particular case, all the following conditions shall be complied with as a condition to the exercise of each option granted under this Plan:

          (a)    Legal Matters.    In the opinion of the Company's counsel all applicable federal and state laws and regulations, including securities laws and regulations, shall have been complied with, and legal matters in connection with the issuance and delivery of such Shares shall have been approved by the Company's counsel.

          (b)    Listing and Registration of Shares.    If at any time the Board shall determine that the listing, registration or qualification of the Shares covered by any option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such option or the issuance or purchase of Shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

          (c)    Tax Undertakings.    In the case of an option that is not an Incentive Option, the Board may require the optionholder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of property, including Stock, having a fair market value (as determined by the Board in good faith in its discretion) on the date of exercise sufficient to meet such potential liability) prior to the delivery of any Shares pursuant to the exercise of the option. In the case of an Incentive Option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Shares received upon exercise, the Board may require the optionholder to agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Shares received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

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          (d)    Evidence of Authority.    If an option is exercised by the legal representative of a deceased optionholder or by a person to whom the option has been transferred by the optionholder's will or by applicable laws of descent and distribution, the Company shall not be obligated to deliver Shares until satisfied as to the authority of the person exercising the option.

          (e)    Restrictions on Transfer of Stock.    If the sale of Shares has not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws, the Company may require, as a condition to exercise of an option, such representations or agreements from the optionholder as counsel for the Company may consider appropriate to avoid violation of such Act or such state securities laws and may require that the certificates evidencing such Shares bear an appropriate legend restricting transfer. In addition, the Board may require as conditions to the grant or exercise of any option that the optionholder agree in writing to (i) restrictions on the transfer of Shares, (ii) a right of first refusal of the Company to repurchase Shares in the event the holder desires to sell such Shares, and (iii) a right of the Company to repurchase Shares in the event of termination of employment or death or disability. Such restrictions and rights on the part of the Company shall be identified in the instrument granting the option.

        10.    PAYMENT FOR SHARES.

          (a)    Exercise Price.    The exercise price for Shares purchased under an option shall be paid as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company; (ii) if permitted by the terms of the instrument granting the option, by the delivery of shares of Stock having a fair market value (as determined by the Board in good faith in its reasonable discretion) on the date of exercise equal to the exercise price; or (iii) by a combination of cash and Stock; provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionholder may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless the Board otherwise permits such payment by delivery of shares of Common Stock.

          (b)    Promissory Note.    To the extent permitted by any applicable margin regulations of the Board of Governors of the Federal Reserve System and other provisions of applicable law, the instrument granting an option may permit the exercise price for Shares to be paid by payment of at least the par value by a combination of cash and Stock as provided above, and delivery to the Company of the optionholder's promissory note for the balance of the exercise price. Unless otherwise specified by the Board in the instrument granting the option, such note (i) shall bear interest at least equal to the Applicable Federal Rate, as determined under Section 1274(d) of the Code and published by the Service on a monthly basis, in effect for the month of exercise, (ii) shall be a full recourse note, (iii) shall be secured by a pledge of the Shares acquired by exercising the option, and (iv) shall be payable in equal annual installments of principal and interest over a period of not more than five years after the exercise date (except that any such note shall be payable on demand in the event of termination of employment). Any such promissory note shall be in a form satisfactory to the Company.

        11.    NO RIGHTS AS STOCKHOLDER.    Optionholders shall not have the rights of stockholders with regard to options granted under this Plan, except as to Shares actually purchased pursuant to such options.

        12.    NONTRANSFERABILITY OF OPTIONS.    Each option granted under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person. Except as permitted by the preceding sentence, no option granted under this Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (by operation of law or otherwise), and no such option, right or privilege shall be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, hypothecate or

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otherwise dispose of any such option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, right or privilege, the option and such rights and privileges shall immediately become null and void. Notwithstanding the above provisions of this Section 12, any option granted under this Plan may be pledged or hypothecated to secure an obligation to the Company.

        13.    TERMINATION OF EMPLOYMENT; DEATH OR DISABILITY.

          (a)    Termination In General.    Upon termination of the employment of an optionholder, any unexercised options shall terminate immediately, except as provided in Subsections (b), (c) and (d) below. For purposes of this Section 13, employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of this Plan by the Board, so long as the employee's right to re-employment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment among the Company and its subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option, which in the case of an Incentive Option is a transaction to which Section 424(a) of the Code applies. For all purposes of this Section 13, the term "employment" shall include the continuing relationships of optionholders to the Company as Directors, consultants, advisers, independent contractors and other service providers; provided, however, that notwithstanding the foregoing, in the discretion of the Board, the instrument granting options to any of the foregoing persons may provide that the option may remain in force and effect notwithstanding the termination of the relationship between any such person and the Company.

          (b)    Termination Not For Cause.    If such termination was not "for cause" (as hereinafter defined), the optionholder may exercise any option which was otherwise exercisable on the date of termination for a period ending on the earlier of (i) the expiration of three months after the date of such termination, (ii) the expiration date of such option as fixed pursuant to the first sentence of Section 7(c), and (iii) the termination of such option pursuant to the provisions of Section 14. For purposes hereof, the term "for cause" shall mean only (i) the willful or reckless failure by the optionholder to perform his duties under, or willful or reckless violation of, any written employment or consulting agreement (other than a failure resulting from the optionholder's death or disability), which failure or violation shall not have been cured within the cure period, if any, provided in such agreement; (ii) the commission by the optionholder of an act of fraud or theft against the Company or any of its subsidiaries; or (iii) the conviction of the optionholder of (or the plea by the optionholder of nolo contendere to) any felony.

          (c)    Death.    If termination of employment results from the optionholder's death, any option which was otherwise exercisable by such optionholder as of the time immediately before his or her death shall be exercisable by the optionholder's estate or by any person who acquired the options by bequest or inheritance for a period ending on the earlier of (i) one year after the death of the optionholder, (ii) the expiration date of such option as fixed pursuant to the first sentence of Section 7(c), and (iii) the termination of such option pursuant to the provisions of Section 14. The Board may permit any option to be exercised for up to the total number of Shares subject to the option, or grant an option which by its terms is exercisable for up to the total number of Shares subject to the option, at any time within one year after the death of the optionholder, consistent with the above provisions.

          (d)    Disability.    If the termination of employment results from the optionholder's disability, any option which was otherwise exercisable by such optionholder immediately prior to the termination of his employment shall be exercisable by him or her (or his or her legal representative) for a period ending on the earlier of (i) one year after such termination, (ii) the expiration date of such option as fixed pursuant to the first sentence of Section 7(c), and (iii) the termination of such option pursuant to the provisions of Section 14. The Board may permit any

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  option to be exercised for up to the total number of Shares subject to the option, or grant an option which by its terms is exercisable for up to the total number of Shares subject to the option, at any time within one year after termination of employment, consistent with the above provisions. The term "disability" shall for this purpose be defined as such term is defined in Section 22(e)(3) of the Code.

        14.    REORGANIZATIONS; DISSOLUTION.

          (a)    Substitute Options.    If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation the Board shall authorize the issuance or assumption of a stock option in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of this Plan, the Board may grant an option upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of said Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under this Plan.

          (b)    Termination of Options.    In the event of a Change in Control of the Company (as defined in subsection (c), below), and in anticipation thereof if required by the circumstances, the Board, in its sole discretion, may (i) accelerate the exercisability, prior to the effective date of such Change in Control, of all outstanding options granted under this Plan (and redesignate as Nonqualified Options any options or portions thereof that were originally designated as Incentive Options but that no longer so qualify under Section 422 of the Code), (ii) arrange, if there is a surviving or acquiring corporation, subject to the consummation of a Change of Control, to have that corporation or an affiliate of that corporation grant to employees and other optionholders replacement options with substantially similar or, if not adverse to the optionholders, different provisions with respect to exercisability (upon which grant the options granted under this Plan shall immediately terminate and be of no further force or effect) which, however, in the case of Incentive Options, satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code, (iii) cancel all outstanding options in exchange for consideration in cash or in kind in an amount equal to the value of the Shares, as determined by the Board in good faith, the optionholder would have received had the option been exercised (to the extent then exercisable or to a greater extent, including in full, as the Board may determine) less the option price therefor (upon which cancellation such options shall immediately terminate and be of no further force or effect), (iv) permit the purchaser of the Company's stock or assets to deliver to the optionholders the same kind of consideration that is delivered to the stockholders of the Company in cancellation of such options in an amount equal to the value of the Shares, as determined by the Board in good faith, the optionholder would have received had the option been exercised (to the extent then exercisable or to a greater extent, including in full, as the Board may determine), less the option price therefor, or (v) take any combination (or none) of the foregoing actions.

          (c)    Definition of "Change of Control".    For purposes of this Plan, a "Change in Control" shall mean and include any of the following:

              (i)  a merger or consolidation of the Company with or into any other corporation or other business entity in which the Company is the surviving corporation (except one in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the outstanding securities having the right to vote in an election of the Board of Directors ("Voting Stock") of the Company); or any such merger or consolidation in which the Company is not the surviving corporation;

             (ii)  a sale, lease, exchange or other transfer (in one transaction or a related series of transactions) of all or substantially all of the Company's assets;

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            (iii)  the acquisition by any person or any group of persons (other than the Company, any of its direct or indirect subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its direct or indirect subsidiaries) acting together in any transaction or related series of transactions, of such number of shares of the Company's Voting Stock as causes such person, or group of persons, to own beneficially, directly or indirectly, as of the time immediately after such transaction or series of transactions, 50% or more of the combined voting power of the Voting Stock of the Company other than as a result of an acquisition of securities directly from the Company, or solely as a result of an acquisition of securities by the Company which by reducing the number of shares of the Voting Stock outstanding increases the proportionate voting power represented by the Voting Stock owned by any such person to 50% or more of the combined voting power of such Voting Stock; and

            (iv)  a change in the composition of the Company's Board of Directors following a tender offer or proxy contest, as a result of which persons who, immediately prior to a tender offer or proxy contest, constituted the Company's Board of Directors shall cease to constitute at least a majority of the members of the Board of Directors.

          (d)    Dissolution or Liquidation.    Upon the dissolution or liquidation of the Company, all outstanding options granted under this Plan shall terminate, but each optionholder shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her options to the extent then exercisable.

        15.    EMPLOYMENT RIGHTS AND OTHER BENEFITS.    Neither the adoption of this Plan nor the grant of options shall confer upon any employee any right to continued employment with the Company or any parent or subsidiary or affect in any way the right of the Company or such parent or subsidiary to terminate the employment of an employee at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise. Nothing in this Plan shall restrict the authority of the Board to grant stock options or to award bonuses or other benefits to employees or others otherwise than pursuant to this Plan. For purposes of this Section 15, the term "employee" shall include those persons granted options pursuant to this Plan who are not employees of the Company, and the term "employment" shall include the arrangement or relationship between the Company and any such person.

        16.    DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION.    The Board may at any time abandon this Plan or discontinue granting options under this Plan. With the consent of the optionholder, the Board may at any time cancel an existing option in whole or in part and grant another option for such number of shares as the Board specifies. The Board may at any time amend this Plan for the purpose of satisfying the requirements of Section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or may at any time terminate this Plan as to any further grants of options, provided that (except to the extent expressly required or permitted herein above) no such amendment shall, without the approval of the stockholders of the Company by at least a majority vote at a duly held meeting (or by written consent as provided by applicable law), (a) increase the maximum number of shares for which options may be granted under this Plan, (b) change the group of employees eligible to receive options under this Plan, (c) reduce the price at which Incentive Options may be granted, (d) extend the time within which options may be granted, (e) alter this Plan in such a way that Incentive Options already granted hereunder would not be considered Incentive Options under Section 422 of the Code, (f) amend the provisions of this Section 16, or (g) make any other change in this Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the Exchange Act. The termination or any

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modification or amendment of this Plan shall not adversely affect the rights of any optionholder under any option previously granted without his or her consent.

        17.    COMPLIANCE WITH RULE 16b-3.    It is intended that the provisions of this Plan and any option granted thereunder to a person subject to the reporting requirements of Section 16(a) of the Exchange Act shall comply in all respects with the terms and conditions of Rule 16b-3 promulgated under the Exchange Act or any successor provisions thereto. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Exchange Act.

        ADOPTED by the Board of Directors of TechTarget.Com, Inc. as of the 17th day of September, 1999.

        APPROVED by the Stockholders of TechTarget.Com, Inc. as of the 17th day of September, 1999.

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TECHTARGET.COM, INC.

1999 STOCK OPTION PLAN

CALIFORNIA SUPPLEMENT

        Pursuant to Section 16 of the TechTarget.com, Inc. 1999 Stock Option Plan (the "Plan"), the Board has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Corporations Code. Terms not otherwise defined herein shall having the meaning ascribed to such term in the Plan.

        Any Incentive Options or Nonqualified Options (collectively, the "Options") granted under the Plan to an optionee who is a resident of the State of California on the date of grant (a "California Participant") shall be subject to the following additional limitations, terms and conditions:

        1.    Additional Limitations on Options.

          (a)    Limitation on Maximum Number of Shares Subject to Options.    Pursuant to Section 260.140.45 of the California Code of Regulations, the total number of securities issuable upon exercise of all outstanding Options under the Plan or under any bonus or similar plan or agreement shall not exceed 30% of the then outstanding securities of the Corporation (calculated on an as if converted basis), unless a percentage higher than 30% is approved by at least two-thirds of the outstanding securities entitled to vote.

          (b)    Minimum Vesting Rate.    Except in the case of Options granted to California Participants who are officers, directors, consultants or advisors of the Corporation or its affiliates (which Options may become exercisable at whatever rate is determined by the Board), Options granted to California Participants shall become exercisable at a rate of no less than 20% per year over five years from the date of grant; provided, however, that such Options may be subject to such reasonable forfeiture conditions as the Board may choose to impose and which are not inconsistent with Section 260.140.41 of the California Code of Regulations.

          (c)    Minimum Exercise Price.    The exercise price of Options granted to California Participants may not be less than 85% of the Fair Market Value (as defined below) of the Stock on the date of grant in the case of a Nonqualified Options or less than 100% of the Fair Market Value of the Stock on the date of grant in the case of an Incentive Options; provided, however, that if the California Participant is a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its parent or subsidiary corporations, the exercise price shall be not less than 110% of the Fair Market Value of the Stock on the date of grant.

          (d)    Maximum Duration of Options.    No Options granted to California Participants may be granted for a term in excess of 10 years.

          (e)    Minimum Exercise Period Following Termination.    Unless a California Participant's employment is terminated for cause (as such term is defined in any contract of employment between the Corporation and such California Participant, or if not so defined, as defined in the Option agreement with respect to such California Participant's Option, or if not so defined, as defined in the Plan), in the event of termination of employment of such Participant, he or she shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, as follows: (i) at least six months from the date of termination, if termination was caused by such Participant's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) and (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code).

          (f)    Limitation on Repurchase Rights.    If an Option granted to a California Participant gives the Corporation the right to repurchase Shares issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with Section 260.140.41(k) of the California Code of Regulations.

        2.    Additional Limitations on Transferability of Options.    Except as provided in the next sentence, Options granted to California Participants shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of such Participant, shall be exercisable only by such Participant. Notwithstanding the foregoing, the Board may, in the case of Nonqualified Options, allow them to be transferred to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to "immediate family" as that term is defined in Rule 16a-1(e) under the Exchange Act.

        3.    Additional Requirement to Provide Information to California Participants.    The Corporation shall provide to each California Participant and to each California Participant who acquires Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Corporation shall not be required to provide such statements to key employees whose duties in connection with the Corporation assure their access to equivalent information.

        4.    Additional Limitations on Timing of Options.    No Option granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Option, unless the Plan has been approved by the Corporation's stockholders within 12 months before or after the date the Plan was adopted by the Board.

        5.    Additional Limitations Relating to Definition of Fair Market Value.    For purposes of Section 1(c) of this Supplement, "Fair Market Value" shall be determined in a manner not inconsistent with Section 260.140.50 of the California Code of Regulations.

TECHTARGET.COM, INC.

Amendment to 1999 Stock Option Plan

        In accordance with the provisions of Section 16 of the TechTarget.com, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows (all terms used herein and not defined shall have the meanings set forth in the Plan):

        1.     The Introductory Paragraph of the Plan is hereby amended by increasing the number of shares subject to the Plan from 12,850,000 Shares to 13,593,584 Shares of the common stock, par value $0.001 per share, of the Company.

        2.     This Amendment shall take effect as of the later of the date of its adoption by the Board of Directors of the Company and upon its approval by the stockholders of the Company in accordance with Section 16 of the Plan.

        All other provisions of the Plan which are not inconsistent with this amendment shall remain in full force and effect.

Date of Board of Director Approval:	June 12, 2000
Date of Stockholder Approval:	June 13, 2000

TECHTARGET.COM, INC.

Amendment to 1999 Stock Option Plan

        In accordance with the provisions of Section 16 of the TechTarget.com, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows (all terms used herein and not defined shall have the meanings set forth in the Plan):

        1.     The Plan is hereby amended by deleting, in each of (i) the third line of the initial paragraph thereof, (ii) the second and fourth lines of Section 1 thereof, and (iii) the first line of the first sentence of Section 6 thereof, the phrase "the Company and its subsidiaries" and inserting in its place the phrase "of the Company, its predecessor and affiliate, United Communications Group Limited Partnership, and their respective subsidiaries;".

        2.     This Amendment shall take effect as of the later of the date of its adoption by the Board of Directors of the Company and upon its approval by the stockholders of the Company in accordance with Section 16 of the Plan.

        All other provisions of the Plan which are not inconsistent with this amendment shall remain in full force and effect.

Date of Board of Director Approval:	June 30, 2000
Date of Stockholder Approval:	June 30, 2000

TECHTARGET.COM, INC.

Amendment to 1999 Stock Option Plan

        In accordance with the provisions of Section 16 of the TechTarget.com, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows (all terms used herein and not defined shall have the meanings set forth in the Plan):

        1.     The Introductory Paragraph of the Plan is hereby amended by increasing the number of shares subject to the Plan from 13,593,584 Shares to 14,843,584 Shares of the common stock, par value $0.001 per share, of the Company.

        2.     This Amendment shall take effect as of the later of the date of its adoption by the Board of Directors of the Company and upon its approval by the stockholders of the Company in accordance with Section 16 of the Plan.

        All other provisions of the Plan which are not inconsistent with this amendment shall remain in full force and effect.

Date of Board of Director Approval:	December 11, 2000
Date of Stockholder Approval:	December 14, 2000

TECHTARGET.COM, INC.

Amendment to 1999 Stock Option Plan

        In accordance with the provisions of Section 16 of the TechTarget.com, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows (all terms used herein and not defined shall have the meanings set forth in the Plan):

        1.     The Introductory Paragraph of the Plan is hereby amended by increasing the number of shares subject to the Plan from 14,843,584 Shares to 18,843,584 Shares of the common stock, par value $0.001 per share, of the Company.

        2.     This Amendment shall take effect as of the later of the date of its adoption by the Board of Directors of the Company and upon its approval by the stockholders of the Company in accordance with Section 16 of the Plan.

        All other provisions of the Plan which are not inconsistent with this amendment shall remain in full force and effect.

Date of Board of Director Approval:	October 25, 2001
Date of Stockholder Approval:	October 25, 2001

TECHTARGET.COM, INC.

Amendment to 1999 Stock Option Plan

        In accordance with the provisions of Section 16 of the TechTarget.com, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows (all terms used herein and not defined shall have the meanings set forth in the Plan):

        1.     The Introductory Paragraph of the Plan is hereby amended by increasing the number of shares subject to the Plan from 18,843,584 Shares to 19,643,584 Shares of the common stock, par value $0.001 per share, of the Company.

        2.     This Amendment shall take effect as of the later of the date of its adoption by the Board of Directors of the Company and upon its approval by the stockholders of the Company in accordance with Section 16 of the Plan.

        All other provisions of the Plan which are not inconsistent with this amendment shall remain in full force and effect.

Date of Board of Director Approval:	December 20, 2001
Date of Stockholder Approval:	December 21, 2001

TECHTARGET.COM, INC.

Amendment to 1999 Stock Option Plan

        In accordance with the provisions of Section 16 of the TechTarget.com, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows (all terms used herein and not defined shall have the meanings set forth in the Plan):

        1.     The Introductory Paragraph of the Plan is hereby amended by increasing the number of shares subject to the Plan from 19,643,584 Shares to 21,443,584 Shares of the common stock, par value $0.001 per share, of the Company.

        2.     This Amendment shall take effect as of the later of the date of its adoption by the Board of Directors of the Company and upon its approval by the stockholders of the Company in accordance with Section 16 of the Plan.

        All other provisions of the Plan which are not inconsistent with this amendment shall remain in full force and effect.

Date of Board of Director Approval:	July 30, 2003
Date of Stockholder Approval:	July 30, 2003

TECHTARGET, INC.

Amendment to 1999 Stock Option Plan

        In accordance with the provisions of Section 16 of the TechTarget, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows (all terms used herein and not defined shall have the meanings set forth in the Plan):

        1.     The Introductory Paragraph of the Plan is hereby amended by increasing the number of shares subject to the Plan from 21,443,584 Shares to 22,443,584 Shares of the common stock, par value $0.001 per share, of the Company.

        2.     This Amendment shall take effect as of the later of the date of its adoption by the Board of Directors of the Company and its approval by the stockholders of the Company in accordance with Section 16 of the Plan.

        All other provisions of the Plan which are not inconsistent with this amendment shall remain in full force and effect.

Date of Board of Director Approval:	December 31, 2003
Date of Stockholder Approval:	December 31, 2003

TECHTARGET, INC.

Amendment to 1999 Stock Option Plan

        In accordance with the provisions of Section 16 of the TechTarget, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows (all terms used herein and not defined shall have the meanings set forth in the Plan):

        1.     The Introductory Paragraph of the Plan is hereby amended by increasing the number of shares subject to the Plan from 22,443,584 Shares to 25,443,584 Shares of the common stock, par value $0.001 per share, of the Company.

        2.     This Amendment shall take effect as of the later of the date of its adoption by the Board of Directors of the Company and its approval by the stockholders of the Company in accordance with Section 16 of the Plan.

        All other provisions of the Plan which are not inconsistent with this amendment shall remain in full force and effect.

Date of Board of Director Approval:	December 17, 2004
Date of Stockholder Approval:	December 17, 2004

TECHTARGET, INC.

Amendment to 1999 Stock Option Plan

        In accordance with the provisions of Section 16 of the TechTarget, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows (all terms used herein and not defined shall have the meanings set forth in the Plan):

        1.     The Introductory Paragraph of the Plan is hereby amended by increasing the number of shares subject to the Plan from 25,443,584 Shares to 49,538,584 Shares of the common stock, par value $0.001 per share, of the Company.

        2.     This Amendment shall take effect as of the later of the date of its adoption by the Board of Directors of the Company and its approval by the stockholders of the Company in accordance with Section 16 of the Plan.

        All other provisions of the Plan which are not inconsistent with this amendment shall remain in full force and effect.

Date of Board of Director Approval:	September 27, 2006
Date of Stockholder Approval:	September 27, 2006